SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 5, 2001
                                                         ----------------

                  VOICE POWERED TECHNOLOGY INTERNATIONAL, INC.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)

                                   California
                                   ----------
                 (State or other jurisdiction of incorporation)

          (Commission File Number) (IRS Employer Identification Number)

              One Franklin Plaza, Burlington, New Jersey 08016-4907
                    (Address of Principal Executive Offices)

                  Registrant's telephone number (609) 386-2500
                                                --------------


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

ITEM 5 OTHER EVENTS

      Voice Powered Technology International, Inc. announced that discussions of its merger into a subsidiary of Franklin Electronic Publishers, Inc. have been terminated.


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

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibits:

            1. Voice Powered Technology International, Inc. Press Release, dated February 5, 2001.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VOICE POWERED TECHNOLOGY
                                    INTERNATIONAL, INC.


                                    By /s/ Gregory J. Winsky
                                       ----------------------------
                                       Name:  Gregory J. Winsky
                                       Title: President

Date: February 5, 2001


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